Exhibit 99.1

SITO Mobile Reports First Quarter Financial Results and Guidance for Second Quarter

Q1 Revenue $6.6 Million, Up 33% period-over-period; Second Quarter Revenue Guidance Range of $10-$13 million

Results Demonstrate Substantial Progress in Building a Sound Foundation for Growth and Shareholder Value Creation

JERSEY CITY, N.J., May 3, 2017 (GLOBE NEWSWIRE) -- SITO Mobile Ltd. (NASDAQ: SITO), a leading mobile engagement platform, today announced its results for the first quarter ended March 31, 2017.

First Quarter and Recent Business Highlights

●	TOTAL REVENUE: $6.6 million, an increase of 33% compared to Q1 2016.

●	GROSS PROFIT: $3.4 million (52% Gross Margin), up from $2.6 million (53% Gross Margin) in Q1 2016.

●	CASH ON HAND: Approximately $7 million on March 31, 2017.

●	PROMOTIONS: SITO Mobile recently promoted Jon Lowen to Chief Operating Officer, Adam Meshekow to Chief Revenue Officer and Michael Blanche to Chief Technology Officer. These promotions are another important step in SITO Mobile’s efforts to strengthen the business, recognize the best talent and position the Company for future growth and success.

●	ADDITIONAL TALENT ON THE BOARD: On April 18, 2017, SITO Mobile added Lowell W. Robinson to its Board of Directors. Mr. Robinson has thirty years of senior-level strategic, financial, operational, governance and M&A experience and has served on seven public company boards.

●	NEW DATA PRODUCTS: SITO Mobile recently launched two new data service products; SITO LABS, providing location-based behavioral insights to marketers, and Real-Time Verified Walk In as a service, providing our attribution products to multiple marketing channels beyond our own advertising platform.

●	GUIDANCE: Expect Q2 revenue to be in the range of $10-$13 million.

“We are hitting our stride at SITO Mobile and our results demonstrate that we are building a sound foundation for growth and shareholder value creation. Our 33% revenue growth for Q1 was a solid start for the year. That, combined with strong momentum coming into Q2, begins what we believe will be a record quarter, leading to another excellent year for SITO Mobile,” said Rory O’Connell, Interim CEO of SITO Mobile. “We are growing our customer base, campaign volume and average campaign dollars. We are growing in our established vertical markets including retail, automotive and consumer products and we are also expanding in entertainment, tourism and state and local government markets. On this strong foundation, we believe the second quarter will deliver revenues in the range of $10-$13 million.”

Conference call information:

Date: Wednesday, May 3, 2017

Time: 4:30 P.M. Eastern Time (ET)
Dial in Number for U.S. & Canadian Callers: 877-407-8293
Dial in Number for International Callers (Outside U.S. & Canada): 201-689-8349

Participating on the call will be SITO Mobile’s Interim Chief Executive Officer, Rory O’Connell, and Interim Chief Financial Officer, Larry Firestone. To join the live conference call, please dial into the above referenced telephone numbers five to ten minutes prior to the scheduled conference call time.

About SITO Mobile Ltd.

SITO Mobile provides a mobile engagement platform that enables brands to increase awareness, loyalty, and ultimately sales. For more information, visit www.sitomobile.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “2017 expectations,” “guidance,” “may,” “plan”, “should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “opportunities” or other similar words or terms. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. SITO Mobile’s forward-looking statements in this press release include, but are not limited to, statements regarding SITO Mobile’s plans and initiatives, growth in our customer base, campaign volume and average campaign dollars and all statements regarding our expectations for revenue generation in future quarters. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, sales growth, our reliance on brand owners and wireless carriers, the possible need for additional capital, the risks, disruption, costs and uncertainty caused by or related to the actions of activist stockholders, including that if individuals are elected to our Board with a specific agenda, it may adversely affect our ability to effectively implement our business strategy and create value for our stockholders and perceived uncertainties as to our future direction as a result of potential changes to the composition of our Board may lead to the perception of a change in the direction of our business, instability or a lack of continuity which may be exploited by our competitors, cause concern to our current or potential customers, and may result in the loss of potential business opportunities and make it more difficult to attract and retain qualified personnel and business partners; as well as other risks identified in our filings with the SEC. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

[FINANCIAL TABLES TO FOLLOW]

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SITO Mobile, Ltd.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Discontinued Operations Presented Below
Rounded to the nearest 000’s	For the Three Months Ended
	March 31,
	2017	2016

Revenue	$6,645	$4,997

Cost of revenue	3,210	2,366
Gross Profit	3,435	2,631
Gross Margin	52%	53%

Operating expenses
Sales and marketing	3,531	2,047
General and administrative - standard	1,564	1,830
Non-standard professional fees	898	-
Depreciation and amortization	162	155

Total operating expenses	6,155	4,031

(Loss) income from operations	(2,719)	(1,400)

Other Income (Expense)
Interest expense	(392)	(440)

Net (loss) before income taxes	(3,111)	(1,840)

Provision for income taxes	-	-

Net (loss) from continuing operations	(3,111)	(1,840)

Discontinued Operations
Net income from discontinued operations	51	669

Net (loss)	$(3,059)	$(1,171)

Basic net income (loss) per share
Continuing operations	(0.15)	(0.11)
Discontinued operations	0.00	0.04
Basic net loss per share	$(0.15)	$(0.07)

Basic weighted average shares outstanding	20,681	17,221

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Non-GAAP Financial Measures

This press release uses non-GAAP earnings, a non-GAAP financial measure. Non-GAAP earnings should not be considered a replacement for, and should be read together with, the most comparable GAAP financial measure, which is Operating Profit (Loss). A reconciliation of non-GAAP earnings to Operating Profit (Loss) is included herein.

To supplement our financial results and guidance presented in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses certain non-GAAP financial measures in this press release, including EBITDA. The Company believes that non-GAAP financial measures are helpful in understanding its past financial performance and potential future results, particularly in light of the effect of various acquisition transactions effected by the Company. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for or superior to comparable GAAP measures and should be read in conjunction with the consolidated financial statements prepared in accordance with GAAP.

Management excludes stock based compensation expense because they believe that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance. In particular, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FASB ASC 718, we believe that providing non-GAAP financial measures that exclude this expense allows investors to make more meaningful comparisons between our operating results and those of other companies. Accordingly, management believes that excluding this expense provides investors and management with greater visibility to the underlying performance of our business operations, facilitates comparison of our results with other periods, and may also facilitate comparison with the results of other companies in our industry. Management uses non-GAAP earnings in managing and analyzing its business and financial condition. Management believes that the presentation of non-GAAP financial measures provides investors greater transparency into ongoing results of operations allowing investors to better compare the Company’s results from period to period.

UNAUDITED NON-GAAP EARNINGS

Rounded to the nearest 000’s	For the Three Months Ended
	March 31,
	2017	2016

Net (loss)	$(3,059)	$(1,171)
Net income from discontinued operations	51	669
Net (loss) from continuing operations	(3,111)	(1,840)
Adjustments to reconcile net (loss) to non-GAAP earnings:
Depreciation and amortization expense included in costs and expenses	374	288
Interest expense	392	440
Provision for income taxes	-	-
Stock based compensation expense included in costs and expenses	341	372
Non-standard expenses	898	-

Non-GAAP earnings	$(1,106)	$(740)

Basic non-GAAP earnings per share	$(0.05)	$(0.04)
Basic weighted average shares outstanding	20,681	17,221

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SITO Mobile, Ltd.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

Rounded to the nearest 000's	March 31,	December 31,
	2017	2016
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$6,952	$8,745
Accounts receivable, net	7,618	8,842
Other current assets	651	1,100

Total current assets	15,221	18,687

Property and equipment, net	507	411

Other assets
Goodwill and intangible assets	10,918	10,898
Other long-term assets	112	150

Total other assets	11,029	11,048

Total assets	26,758	30,145

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable and accrued expenses	5,532	5,365
Deferred revenue	235	245
Other current liabilities	6,634	3,508

Total current liabilities	12,402	9,118

Total long-term liabilities	2	3,956

Total liabilities	12,404	13,074

Total stockholders' equity	14,354	17,072

Total liabilities and stockholders' equity	$26,758	$30,145

Contacts:

Investor Relations:

Joseph Wilkinson

SVP Investor Relations

Joseph.Wilkinson@sitomobile.com

Media Relations:

Alexandra Levy
Silicon Alley Media
alex@siliconalley-media.com

RELATED LINKS
http://www.sitomobile.com

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